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                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the AirTouch Communications, Inc. Employee Stock Purchase Plan; and

         WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Margaret G. Gill, Sam Ginn, Mohan S. Gyani, and Arun Sarin, and each of them, his/her attorneys for him/her in his stead, in each of his/her offices and capacities as an officer, director, or both, of the Corporation, to sign and to file with the SEC such Registration Statement on Form S-8, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and grants to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with the registration of the aforesaid common stock.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 12th day of February, 1998.

DIRECTORS

By:  /s/   SAM GINN                                   By:  /s/   ARUN SARIN
   ------------------------------------                  ------------------------------------
     Sam Ginn                                              Arun Sarin
     Chairman of the Board and Chief                       President, Chief Operating Officer
     Executive Officer                                     and Director

                                                      By:  /s/   MICHAEL J. BOSKIN
By:  /s/   CAROL A. BARTZ                                ------------------------------------
   ------------------------------------                    Michael J. Boskin
     Carol A. Bartz                                        Director
     Director
                                                      By:  /s/   DONALD G. FISHER
By:  /s/   C. LEE COX                                    ------------------------------------
   ------------------------------------                    Donald G. Fisher
     C. Lee Cox                                            Director
     Director
                                                      By:  /s/   ARTHUR ROCK
By:  /s/   PAUL HAZEN                                    ------------------------------------
   ------------------------------------                    Arthur Rock
     Paul Hazen                                            Director
     Director
                                                      By:  /s/   GEORGE P. SCHULTZ
By:  /s/   CHARLES R. SCHWAB                             ------------------------------------
   ------------------------------------                    George P. Shultz
     Charles R. Schwab                                     Director
     Director

By:  /s/   CHANG-LIN TIEN
   ------------------------------------
     Chang-Lin Tien
     Director


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

OFFICERS


By:   /s/   MOHAN S. GYANI                               By:   /s/   MARGARET G. GILL
   ------------------------------------                   ------------------------------------
         Mohan S. Gyani                                         Margaret G. Gill
         Executive Vice President, Chief                        Senior Vice President, Legal, External
         Financial Officer                                      Affairs and Secretary

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